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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

Two Portland Square, Portland, Maine 04101

General Information   (207) 879-6200
Account Information   (800) 344-8332
Fax                   (207) 879-6050

INVESTMENT OBJECTIVE

Long term capital appreciation primarily through investments in equity securities of emerging markets. Securities are selected on the basis of potential for capital appreciation without regard for current income.

INVESTMENT MANAGER

Schroder Capital Management International Inc., (the 'Investment Adviser') is a wholly-owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the 'Schroder Group') that dates its origins to 1804. The investment management operations of the Schroder Group are located in 18 countries worldwide, including 11 in emerging markets. The Schroder Investment Management Group has been managing international investment portfolios since the early years of this century. At October 31, 1995, the Schroder Investment Management Group had over $100 billion in assets under management. At that date, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had over $15 billion under management, of which approximately $2.6 billion was invested in the emerging markets.

                                                               December 15, 1995

Dear Shareholder,

     We are pleased to present the first annual report for the Schroder Emerging Markets Fund Institutional Portfolio (the 'Fund'), which was launched on March 31, 1995. The Fund measures its returns against the Morgan Stanley Capital International (MSCI) Emerging Markets Free (ex Malaysia) Index as it does not include investments in markets which are included in developed market indices such as Malaysia. Since inception, the Fund's net asset value rose by 6.3% compared with the unmanaged benchmark return of 7.6%. The slight underperformance can be partially attributed to start up costs of investing in the first month of the Fund. Over the quarter ended July, the Fund outperformed the benchmark, while in the most recent quarter, modestly underperformed the benchmark.

     The Fund's focus since inception has been on Asia where high levels of economic activity are supporting corporate profits growth and domestic savings rates are at attractive levels, thereby ensuring a pool of local capital able to finance investment. By way of contrast, Latin America still needs to address its chronic shortfall of domestic savings and reduce its reliance on overseas capital, a dependency which became all too apparent in the Mexican crisis at the end of 1994. Elsewhere in the world, we are encouraged by the steps being taken in the former communist East European states to privatize their economies and unleash native entrepreneurial talent. Likewise, in South Africa the smoothness of transition by the Government of National Unity has surprised most observers and engendered more optimism about the future of that country.

--------------------------------------------------------------------------------

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

     The painfulness of the transition to free market economies by emerging market countries should not be underestimated. Moreover, there is no room for complacency that the process is irrevocable. It demands constant reaffirmation by the political leadership in these countries that a new path to prosperity is being taken. We are encouraged by the commitment being shown and excited by the ever-increasing choice of investment opportunities. Supported by 35 emerging market analysts and specialists, your fund management team believes that its investment approach which focuses on economies where policies are most supportive of high corporate profits growth over a 3 to 5 year time horizon has resulted in the Fund being able to benefit from a recovery in liquidity into emerging markets in 1996.

     In October, a number of resolutions were approved, details of which are outlined in the Notes to Financial Statements on page 16. The two significant items were the conversion of the Fund from a Maryland corporation to a Delaware business trust and the implementation of a Core and Gateway'c' structure which should allow the Fund to be sold with a higher degree of flexibility by third parties such as banks thereby potentially facilitating further asset growth.

     The Core and Gateway Fund Structure (commonly know as a master-feeder fund structure) is an arrangement whereby one or more investment companies or other collective investment vehicles sharing investment objectives, but offering their shares through distinct distribution channels, pool their assets by investing in a single investment company having substantially the same investment objective and policies. This structure achieves economies of scale by allowing funds with different shareholder-related features or distribution channels, but having the same investment objective, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

     We remain optimistic about the prospects for investing in emerging markets and thank you for your continued support and interest in the Fund.

Sincerely,


HERMANN C. SCHWAB                                          LAURA E. LUCKYN-MALONE
Hermann C. Schwab                                          Laura E. Luckyn-Malone
Chairman                                                   President

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                                       2

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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PORTFOLIO STRATEGY

     At the end of October 1995, the Fund was approximately 95.9% invested in equities and 4.1% in cash and other assets. In recent months there have been no major strategic shifts in weightings. The Fund continues to be biased towards the Asian growth economies with just over half the Fund invested in this region 49.3% compared to only 34.3% in the Morgan Stanley Capital International Emerging Markets Free (ex Malaysia) Index. We believe that the Asian markets offer the best value relative to long term growth rates. However, we can also find attractive stock investments in Latin America, Europe and Africa. Since inception, the Fund's NAV has risen 6.3%. Earnings growth generally remains strong and valuations are attractive relative to the more mature industrialized economies. We believe the Fund is ideally positioned to benefit from this growth with a well positioned portfolio of quality companies.

     The Fund's approach is to target companies that offer sustainable growth. We focus on companies that have professional management and a strong domestic market share in their business or a powerful franchise. The primary attraction of emerging markets is the high growth rates that they offer relative to the developed world. We therefore search for companies, for example, that will benefit from rising living standards and increased infrastructure development. With our extensive network of analysts located in 11 emerging market offices around the world, we believe we can identify inefficiently priced securities across a broad capitalization range. Current valuations in Asia are below historical averages yet economic growth remains strong. Having run an overweight position in the more mature North Asian markets, particularly Korea (11% of the Fund at fiscal year end), which has been a strong performer, we will look to reduce this in favor of the South Asian markets of Thailand, Indonesia and the Philippines, which continue to show robust earnings growth. The Indian weighting continues to be built up, reflecting the country's economic strength and the quality of stock opportunities available. In Latin America, despite the partial recovery of markets from the Mexico 'crisis' late last year, we remain underweight. In the case of Brazil, we feel the recovery is justified by the steps taken to control inflation and reform the government. Brazil is the Fund's second largest country weighting. However, we are less confident about Mexico where the economy is suffering from continued currency turmoil and a depressed domestic economy. Elsewhere, we continue to find valuations in Poland attractive, whereas South Africa, despite the quality of some industrial companies, appears fully valued.

INVESTMENT REVIEW
LATIN AMERICA

     Having bottomed out in March, the Latin American markets staged a recovery that has only recently been reversed due to continued political and economic uncertainty. In ARGENTINA, recent tension between the Finance Minister and the President has dampened confidence in a sustainable economic recovery. The CHILEAN market has suffered from the threat of lower profitability in the important electricity sector with the proposed building of a second gas pipeline flooding the market with cheap gas.

     In BRAZIL, the market has reacted favorably to expected tariff rebalancing and possible privatization in both the electricity and telecommunication sectors. The Fund has benefited from this with two of our largest positions in Eletrobras and Telebras. The government has done a credible job of managing the economy and has introduced administrative and economic reforms that should help set the stage for continued growth.

     Having partially recovered, the MEXICAN market was adversely affected towards the Fund's fiscal year end as investors realized that the pace of economic recovery would be slower than market optimists originally expected. The depth of the recession has caused a loss of domestic confidence and the peso collapsed in November to a low of P7.91 to US$1, thereby triggering an increase in domestic interest rates. The market now better reflects the delayed pace of the recovery that we had anticipated. However, to become attractive the currency must stabilize, which it has yet to do. We continue to focus on exporters with dollar revenues such as ALFA SA or companies benefiting from import substitution such as Kimberly-Clark de Mexico SA.

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                                       3

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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AFRICA

     SOUTH AFRICA has been a strong performer in 1995 led by the industrial sector of the market. Resource companies on the other hand, particularly gold stocks, have been weak but these stocks are not currently held by the Fund. Strong earnings growth of an expected 30% in 1995 and 1996 is being driven by the country's economic recovery. Key to this recovery is the rebound in fixed investment, up 10% in 1995, which is benefiting Barlow Limited, one of the Fund's holdings. With sustainable economic growth unlikely to exceed 3% given the current constraints on the economy (primarily low savings and poor productivity) well managed growth stocks like South African Breweries Limited look fully valued. We will continue to look for quality smaller companies, such as Waltons Stationery Co. Ltd., a recent addition to the Fund.

EASTERN EUROPE

     After a strong start to the year when the POLISH market reacted positively to the robust performance of the economy (with growth above 5% and slowing inflation), the uncertainty created by the Presidential elections has dampened performance in recent months. In HUNGARY, where IMF-imposed austerity measures have constrained economic growth and depressed corporate earnings, a few core stocks with strong visible earnings, such as the pharmaceutical company Gedeon Richter have supported the Budapest exchange. The CZECH economy continues to perform well; however company earnings for many listed companies have been disappointing. Finally, the SLOVAK market remains a victim of political infighting which has overshadowed the robust macro-economic picture, but growth should exceed 5% in 1995 and inflation should fall to 10%.

MEDITERRANEAN EUROPE

     Mediterranean European markets have also fallen victim to political uncertainty. In PORTUGAL, the market fell steadily ahead of elections in early October. The majority win by the Social Democrats is expected to result in a more consistent economic policy, thereby stabilizing the economy. Additionally, an ambitious privatization program, which has been successfully completed, drained liquidity from the market. In GREECE, the market has been somewhat hampered by uncertainty regarding the succession of the Prime Minister. Despite this, with projected company earnings growth of 20%, the Greek market has performed well, up 8.5% over the last six months. Finally, the TURKISH market, having started the year with a strong rally as the economy recovered from recession brought about by the 1994 currency crisis, has weakened recently on political concerns. Disagreements within the ruling coalition have resulted in the need for early elections, scheduled for December 1995.

EMERGING ASIA

     Emerging Asia had a weak start to the year as the markets reacted nervously to the Mexican crisis and a tumbling US dollar. However, since the inception of the Fund, continued strong corporate earnings and attractive valuations aided a recovery in the markets led by KOREA, up 12.8%. The economy is growing strongly and first half net profit results were up 42% for the market. This combined with a further opening of foreign ownership levels to 15% on July 1 provided a good background for positive returns. INDONESIA, up 11.5%, was encouraged by better than expected first half results. PT Gudang Garam, one of the Fund's largest holdings, saw net profits rise in excess of 37% for the first half of 1995. With favorable demographics and rising per capita income we continue to emphasize the high growth areas of consumption through our Indonesian stock selection. The THAI market saw more modest gains, rising 5.9% over the period. Inflation has been running above the government's official 5% target and monetary policy has been kept tight throughout the year. This has depressed corporate profits and led to some earnings disappointment. However, recent economic data suggest that economic activity is moderating. With the banking sector still attractively valued and the government continuing its long privatization program, there remains attractive opportunity for investment. One of the Fund's positions which has been built up recently has been Electricity Generating Public Company, the first leg of the government privatization of the power sector. This is a play on Thailand's robust economic activity.

     Other markets in Asia were weak. THE PHILIPPINES lost 0.4% as the market suffered from a deteriorating macroeconomic environment brought about by rising inflation and higher interest rates. In INDIA, down 9.2%, US dollar returns were depressed by a sharp weakening of the Rupee due to a worsening government fiscal position. Despite this, from a stock selection point of view, the market looks attractive. For the first half of the fiscal year 1995
--------------------------------------------------------------------------------
                                       4

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
net profits were up 40% for the market. We remain positive on the development of the Indian market as the government slowly continues its program of deregulation and liberalization. Therefore, the Fund will use market weakness to find opportunities to invest in the high growth sectors of infrastructure, consumption, power and telecommunications.

     TAIWAN, down 27%, was the weakest regional market. Despite an attractive macroenvironment, tensions between Taiwan and Mainland China have been strained. This will continue to cause the market to be volatile. Accordingly, the Fund has a low weighting in Taiwan but will continue to look for further investment opportunities should the political outlook improve.

MANAGEMENT DISCUSSION
WHICH EASTERN EUROPEAN COUNTRY IS THE MOST ATTRACTIVE TO INVEST IN AND WHY?

     Despite a volatile performance over the last quarter, the Polish market remains the most attractive in the region. The Polish government managed to turn the economy around relatively quickly following the fall of communism and was the first central European country to return to positive growth in GDP. Much of this success is credited to the adoption of the 'shock treatment' Bolcerowicz program in 1990 which slashed subsidies, liberalized prices, set interest rates at market levels, and took the first steps towards full currency convertability. With GDP growth expected to top 5% in 1995 and inflation slowly coming under control, Poland appears well on its way to economic health. Upcoming elections should alleviate the political uncertainty and it is widely believed that the course of economic reform will remain constant given that broad political consensus exists among both the left and right with regard to economic policy. To emphasize this point it should be noted that the recent reform has been completed with a communist majority in Parliament. Although the Polish market is relatively small, with a market capitalization of $4.1 billion, the constant flow of new issues and an active domestic investor base make the market fairly liquid. This, when combined with an increasingly profitable and well-managed corporate sector and fairly valued investments makes Poland an excellent destination for investment.

WHY IS THE FUND INVESTED SO HEAVILY IN BRAZIL?

     Introduction of the Real was the first in a series of continued positive economic policy moves by the Brazilian government. The new currency helped stabilize inflation from over 50% on a monthly basis to a low of 0.74% for September. Additionally, the government is moving to balance the budget by introducing administrative reforms, has turned around a troubling trade deficit, prevented the economy from overheating and has used reasonable trading bands slowly to devalue the currency. On top of this, President Cardoso's administration is busy formulating amendments to the constitution in order to make it more business friendly while also relieving the state of much of its financial burden. These amendments will help pave the way for privatizations, tariff increases in the electricity and telecommunications sectors, and continued investment flows. These factors along with Brazil's international competitiveness have laid the foundation for a dynamic economy that we believe offers significant appreciation potential and a wealth of investment opportunities.

WHY DOES THE FUND INVEST IN SO FEW CHINESE COMPANIES?

     Management of your Fund has taken a very conservative approach to investment in China. Against an economic backdrop of tight credit conditions as the Chinese government continues its fight against inflationary pressures and attempts to slow down the rate of economic activity, there have been few companies that have emerged unscathed. Access to debt financing through the banking sector is limited; and access to global capital through the Chinese 'B' share markets in Shenzhen and Shanghai even more so as those markets have fallen by 31.8% and 12.9% from January 1 to October 31, 1995. More recently the 'H' share index (Chinese former state owned enterprises listed in Hong Kong) has fallen to a historical low of 690.8 compared with a level of 1067.96 at January 1 ,1995. These reflect international investors' concerns about the quality of the underlying businesses, their management and accounting practices and level of disclosure. Coupled with this is uncertainty about the consistency of Chinese government policy toward the quoted sector at a time when politicians are jostling to assume the mantle of Deng Xiaoping. Consequently, our focus on China is predominantly through companies operating out of Hong

--------------------------------------------------------------------------------
                                       5

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
Kong, which have a transparent and controlled strategy with respect to their business opportunities on the mainland and understand that a stock market listing incorporates a requirement of accountability to shareholders.

    INVESTMENT ADVISER'S REPORT -- COMPARISON OF CHANGE IN VALUE OF $10,000
                                   INVESTMENT

    The following chart reflects a comparison of a change in value of a $10,000 investment in Schroder Emerging Markets Fund Institutional Portfolio ('Schroder EMF'), including reinvested dividends and distributions, and the performance of the Morgan Stanley EMF Index. Investment Return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive nor a guarantee of future results.


                                   SCHRODER EMF
                                        VS.
                              MORGAN STANLEY EMF INDEX


VALUE ON 10/31/95
-----------------

Schroder EMF $10,630
MSCI EMF Index $10,547
MSCI EMF ex-Malaysia Index $10,763



AVERAGE ANNUAL TOTAL RETURN
---------------------------

                          SCHRODER EMF              MSCI EMF                  EMF EX-MALAYSIA*
                     ----------------------       ------------                ----------------
Since Inception             10.98%                    9.56%                         13.44%
   on 3/31/95



                                  [PERFORMANCE GRAPH]

                                           EMF
                        SCHRODER      MSCI EMF INDEX   EX-MALAYSIA
                        ---------      ------------    -----------
             3/31/95      10000           10000           10000
              APR-95      10320           10449           10570
              MAY-95      10930           11004           11008
              JUN-95      10960           11037           11088
              JUL-95      11270           11285           11339
              AUG-95      10930           11019           11150
              SEP-95      11000           10967           11129
              OCT-95      10630           10547           10763



* The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is a market capitalization index composed of companies representative of the market structure of 22 emerging countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares which are not purchasable by foreigners in otherwise free markets. The MSCI EMF ex-Malaysia Index is a benchmark used by the Fund's adviser to exclude investments in Malaysia, which may be considered a developed market. Malaysia represented between 16.1% and 17.3% of the MSCI EMF Index during the period reported.

** Index returns do not reflect expenses, which have been deducted from the Fund's return.

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                                       6

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1995
                 INVESTMENT BY INDUSTRY

INDUSTRY                                 % OF NET ASSETS
--------------------------------------------------------
Capital Equipment                               7.1%
Consumer Goods                                 19.3%
Energy                                         14.0%
Financial                                      18.6%
Materials                                      15.7%
Multi-Industry                                  4.0%
Services                                       17.2%
Cash & Other Net Assets                         4.1%
                                             ------
Total                                         100.0%



                    TOP TEN HOLDINGS

SECURITY                                 % OF NET ASSETS
--------------------------------------------------------
PT Indofoods Sukses Makmur                      3.3%
Thai Farmers Bank Ltd.                          2.9%
Samsung Electronics America, Inc.               2.5%
Telebras                                        2.3%
PT Gudang Garam                                 2.3%
Siam City Bank                                  2.1%
Electricity Generating Public Co.               2.0%
Korea Mobile Telecommunications                 2.0%
Electrobras                                     1.7%
Pohang Iron & Steel Co., Ltd.                   1.7%
                                             ------
Total                                          22.8%


                  COUNTRY WEIGHTINGS

COUNTRY                                  % OF NET ASSETS
----------------------------------------------------------
Thailand                                       12.3%
Brazil                                         11.3%
Indonesia                                      11.1%
Korea                                          10.5%
Philippines                                     9.5%
Mexico                                          6.4%
Chile                                           5.7%
South Africa                                    5.5%
Argentina                                       4.0%
Turkey                                          3.4%
China                                           3.4%
Portugal                                        3.3%
India                                           3.1%
Poland                                          2.0%
Greece                                          2.0%
Czech Republic                                  1.3%
Hungary                                         0.6%
Taiwan                                          0.4%
Venezuela                                       0.1%
Cash & Other Net Assets                         4.1%
                                             -------
Total                                         100.0%

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                                       7

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

      SHARES                                     VALUE US$
   -----------                                   ----------
                ARGENTINA  -  4.1%
                COMMON STOCK
        65,000  Central Costanera SA
                 Electricity & Gas                 179,436
        55,500  Compania Naviera Perez Companc
                 SA
                 Diversified Industrials           243,139
        55,000  Telefonica de Argentina, SA
                 Communications                    115,523
        18,500  Transportadora De Gas ADR
                 Electricity & Gas                 189,625
                                                ----------
                                                   727,723
                                                ----------
                BRAZIL  -  11.8%
                COMMON STOCK
       478,000  Centrais Eletricas
                 Brasileiras* SA-Eletrobras
                 Electricity & Gas                 135,691
    12,619,000  Telecommunicacoes Brasileiras*
                 SA-Telebras
                 Communications                    418,577
                PREFERRED STOCK
     2,943,000  CESP-Companhia Enegetica*
                 de Sao Paulo
                 Utilities                          99,457
     1,101,000  Centrais Eletricas Brasileiras
                 SA-Eletrobras
                 Electricity & Gas                 313,689
    36,338,040  Cia Acos Espec Itabir
                 Construction/Building
                 Materials                         302,282
       266,250  IKPC-Industrias Klabin De
                 Papel E Celulose S/A
                 Forestry, Paper Products          249,168
       289,500  Sadia-Concordia SA Industria E
                 Comercio
                 Food Producers                    228,782
       362,000  Telecomunicacoes do Parana*
                 SA-Telepar
                 Communications                    112,925
     6,500,000  Unibanco-Uniao Bco
                 Banks                             227,774
                STOCK RIGHTS
           432  Telecomunicacoes do Parana
                 SA-Telepar-Preferred*
                 Communications                          0
             4  Telecomunicacoes do Parana
                 SA-Telepar-Common*
                 Communications                          0
                                                ----------
                                                 2,088,345
                                                ----------

                CHILE  -  5.9%
                COMMON STOCK
        15,000  Banco Osorno Y La Union
                 Banks                             202,500
                CHILE (CONCLUDED)
         6,000  Chilgener SA ADS
                 Electricity & Gas                 144,000
         3,500  Compania Telecomunicacion
                 Chile Communications              252,000
        11,000  Santa Isabel S.A.*
                 Retailers, Food                   248,875
         4,500  Quimica Y Minera Chile S.A.
                 ADR*
                 Chemicals                         195,188
                                                ----------
                                                 1,042,563
                                                ----------
                CHINA, PEOPLES REPUBLIC OF  -  3.5%
                COMMON STOCK
         7,000  China Steel GDR*
                 Iron & Steel                      127,260
        17,000  Huaneng Power International,
                 Inc.*
                 Utilities                         282,625
       240,000  Shanghai Shangling Electric
                 Appliances Co. Ltd
                 Electrical Appliances             211,200
                                                ----------
                                                   621,085
                                                ----------
                CZECH REPUBLIC  -  1.4%
                COMMON STOCK
         1,940  Nafta Gbely AS
                 Oil                               139,680
           627  Tabac AS
                 Beverage/Tobacco
                 Manufacturers                     105,717
                                                ----------
                                                   245,397
                                                ----------
                GREECE  -  2.1%
                COMMON STOCK
         2,400  Alfa Credit Bank
                 Banks                             144,348
         7,000  Hellenic Bottling Company SA
                 Beverage/Tobacco
                 Manufacturers                     223,334
                                                ----------
                                                   367,682
                                                ----------
                HUNGARY  -  0.6%
                COMMON STOCK
         7,400  Gedeon Richter*
                 Pharmaceuticals                   112,406
                                                ----------
                INDIA  -  3.3%
                COMMON STOCK
        11,000  Indian Hotels Co Ltd-GDR*
                 Leisure & Hotels                  201,630
         9,000  Tata Engineering and
                 Locomotive Company Limited
                 Engineering, Vehicles             191,250
                CONVERTIBLE BONDS
       186,000  Essar Gujarat Ltd, 5.50%, due
                 8/5/98
                 Textiles & Apparel                185,070
                                                ----------
                                                   577,950
                                                ----------

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                                       8

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  (CONTINUED)
OCTOBER 31, 1995

        SHARES                                   VALUE US$
       --------                                -----------
                INDONESIA  -  11.6%
                COMMON STOCK
        45,000  Dankos Laboratories
                 Chemicals                           126,816
        95,000  Hero Supermarket
                 Food/Grocery Products               194,517
        64,000  Indocement Tunggal Prakarsa
                 Building Materials & Components     236,724
        33,000  Jaya Real Property
                 Real Estate                          94,088
        48,000  PT Gudang Garam Beverage/Tobacco
                 Manufacturers                       417,438
       133,000  PT Indofoods Sukses Makmur
                 Food Producers                      614,927
         6,000  PT Indosat
                 Communications                      198,750
        80,000  PT Lippo Bank
                 Banks                               162,043
                                                  ----------
                                                   2,045,303
                                                  ----------
                KOREA, REPUBLIC OF  -  11.0%
                COMMON STOCK
        11,000  Korea Electric Power
                 Corporation* ADR
                 Electricity & Gas                   272,250
        10,000  Korea Mobile Telecommunications*
                 Communications                      368,750
         5,000  L.G. Chemical Limited
                 Chemicals                           118,277
         6,349  L.G. Electronics
                 Electrical Appliances               272,994
         3,000  Pohang Iron & Steel Company Ltd
                 Iron & Steel                        306,822
         2,024  Samsung Electronics America,
                 Inc.* Electrical Equipment          455,283
         6,000  Shinhan Bank
                 Banks                               140,623
                                                  ----------
                                                   1,934,999
                                                  ----------

                MEXICO  -  6.7%
                COMMON STOCK
        17,000  ALFA S.A. de C.V.
                 Retailers, General                  197,620
        33,000  Cemex, S.A. de C.V.
                 Construction/Building Materials     101,218
        38,000  Empresas La Moderna SA de CV*
                 Beverage/Tobacco Manufacturers      132,787
        31,000  Grupo Carso SA de CV*
                 Holdings Company                    163,683
        50,000  Grupo Financiero Banamax Accivl,
                 SA de CV
                 Banks                                85,434
                MEXICO (CONCLUDED)
         8,000  Grupo Industrial Saltillo,
                 SA de CV
                 Retailers, General                  103,978
        18,500  Kimberly-Clark de Mexico
                 SA de CV
                 Forestry, Paper Products            240,704
        42,000  Tolmex SA de CV
                 Construction/Building Materials     159,411
                                                  ----------
                                                   1,184,835
                                                  ----------
                PHILIPPINES  -  9.9%
                COMMON STOCK
       201,250  Ayala Land Incorporated
                 Real Estate                         232,122
       255,000  C & P Homes Inc*
                 Construction/Building Materials     164,216
        32,500  Manila Electric Company
                 Electricity & Gas                   242,407
         5,000  Philippine Long Distance
                 Telephone Company
                 Communications                      278,739
       109,873  Philippine Savings Bank
                 Banks                               211,213
     1,037,400  SM Prime Holdings
                 Real Estate                         279,193
        63,200  San Miguel Corporation
                 Beverages                           208,966
     1,060,000  Southeast Asia Cement*
                 Building Materials & Components     138,562
                                                  ----------
                                                   1,755,418
                                                  ----------
                POLAND  -  2.1%
                COMMON STOCK
         8,400  Krosno S.A.
                 Construction/Building Materials     136,975
         2,950  Zaklady Piwowarskie W Zywcu SA
                 (Zywiec)
                 Beverage/Tobacco Manufacturers      234,508
                                                  ----------
                                                     371,483
                                                  ----------
                PORTUGAL  -  3.4%
                COMMON STOCK
        11,600  Banco Espirito Santo E Comercial
                 de Lisboa
                 Banks                               170,324
         4,900  Estabelecimentos Jeronimo
                 Martins & Filho*
                 Retailers, Food                     260,726
        14,100  Semapa De Investimento E Gestao,
                 SGPS, S.A.*
                 Construction/Building Materials     135,330
         2,400  Banco Espir Santo*
                 Banks                                32,330
                                                  ----------
                                                     598,710
                                                  ----------

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  (CONCLUDED)
OCTOBER 31, 1995

      SHARES                                       VALUE US$
   -----------                                    ----------
                SOUTH AFRICA  -  5.7%
                COMMON STOCK
        13,000  Barlow Limited
                 Diversified Industrials             167,549
        23,000  Malbak Limited
                 Diversified Industrials             152,947
        16,000  Rembrandt Group Ltd
                 Other Services & Businesses         145,885
         5,000  South African Breweries Limited*
                 Beverage/Tobacco Manufacturers      164,190
        17,000  Tiger Oats Ltd
                 Food Producers                      277,374
        36,000  Waltons Stationery Company
                 Limited
                 Computers/Communications/
                 Office Equip.                       103,655
                                                  ----------
                                                   1,011,600
                                                  ----------


                TAIWAN  -  0.5%
                CONVERTIBLE BONDS
        70,000  Far East Textiles, 4.0%, due
                 10/7/06 Textiles & Apparel         80,500
                                                ----------
                THAILAND  -  12.8%
                COMMON STOCK
       110,000  Electricity Generating Public
                 Company
                 Electricity & Gas                 375,993
        46,000  Krung Thai Bank
                 Banks                             182,830
        13,000  Land & House Company Ltd
                 Real Estate                       209,777
         5,000  Siam Cement Company Ltd
                 Construction/Building
                 Materials                         272,655
                THAILAND (CONCLUDED)
       300,000  Siam City Bank
                 Banks                             381,559
        90,000  TelecomAsia Corporation
                 Communications                    275,437
        64,000  Thai Farmers Bank Ltd
                 Banks                             529,093
         9,000  Thai Military Bank
                 Banks                              35,413
                                                ----------
                                                 2,262,757
                                                ----------

                TURKEY  -  3.5%
                COMMON STOCK
       412,800  Adana Cimento Sanayii
                 Construction/Building
                 Materials                          88,471
       890,000  Global Securities*
                 Banks                             110,979
       528,400  Guney Biracilik Ve Malt
                 Sanayii Beverage/Tobacco
                 Manufacturers                     110,674
       589,000  Netas Telekomunik
                 Communications                    203,698
       769,332  Turk Demir Dokum Fabrikalari
                 AS Household Durables
                 Appliances                        110,923
                                                ----------
                                                   624,745
                                                ----------
                VENEZUELA  -  0.1%
                COMMON STOCK
         4,000  Venezolana*
                 Construction/Building
                 Materials                          22,000
                                                ----------
                Total Investments 100.0%
                (cost $16,604,373)              17,675,501
                                                ----------
                                                ----------

* Non-income producing security

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995


ASSETS:
         Investments at value (cost $16,604,373) (Notes 1A and 2)         $17,675,501
         Cash                                                                 787,461
         Receivable for dividends, tax reclaims and interest                   40,804
         Other receivables                                                        275
         Deferred organization costs, net                                      26,533
                                                                          -----------

                              Total Assets                                 18,530,574
                                                                          -----------

LIABILITIES:
         Payable for securities purchased                                      22,534
         Accrued advisory fees (Note 3)                                           236
         Accrued administration fees (Note 3)                                   1,604
         Accrued directors fees and expenses                                      176
         Other payables and accrued expenses                                   82,768
                                                                          -----------

                              Total Liabilities                               107,318
                                                                          -----------
                              Net Assets                                  $18,423,256
                                                                          -----------
NET ASSETS CONSIST OF:
         Paid-in capital (Note 4)                                          17,481,275
         Accumulated undistributed net investment income                       31,319
         Accumulated net realized loss on investments and foreign
           currency transactions                                             (159,533)
         Net unrealized appreciation of investments and foreign
           currency transactions                                            1,070,195
                                                                          -----------
                              Net Assets                                  $18,423,256
                                                                          -----------
                                                                          -----------
                              Net asset value per share
                                 ($18,423,256 divided by
                                 1,733,324 shares
                                 outstanding) (Note 4)                         $10.63
                                                                             --------
                                                                             --------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE PERIOD MARCH 31, 1995 - OCTOBER 31, 1995


INVESTMENT INCOME:
         Dividends (net of foreign withholding taxes of $19,686)            $  180,324
         Interest                                                               41,227
                                                                            ----------

                              Total Income                                     221,551
                                                                            ----------

EXPENSES:
         Investment advisory fees (Note 3)                                     107,274
         Administration fees (Note 3)                                           26,818
         Transfer agent fees and expenses (Note 3)                               7,769
         Accounting services fees (Note 3)                                      35,667
         Custodian Fees                                                         43,239
         Auditing fees                                                          35,250
         Other professional fees                                                   708
         Directors fees and expenses                                               360
         Organization cost                                                       3,467
         Other                                                                   6,185
                                                                            ----------
                              Total Expenses                                   266,737
         Expenses waived                                                       (95,175)
                                                                            ----------
         Net expenses                                                          171,562
                                                                            ----------

NET INVESTMENT INCOME                                                           49,989
                                                                            ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
         Net realized loss on investments                                     (159,533)
         Net realized loss on foreign currency transactions                    (18,670)
         Change in unrealized appreciation on investments                    1,071,129
         Change in unrealized depreciation on foreign currency
           transactions                                                           (934)
                                                                            ----------
         Net realized and unrealized gain on investments and foreign
           currency transactions                                               891,992
                                                                            ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $  941,981
                                                                            ----------
                                                                            ----------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD MARCH 31, 1995 - OCTOBER 31, 1995

DECREASE (INCREASE) IN NET ASSETS:
OPERATIONS:
         Net investment income                                            $    49,989
         Net realized loss on investments                                    (159,533)
         Net realized loss on foreign currency transactions                   (18,670)
         Change in unrealized appreciation on investments                   1,071,129
         Change in unrealized depreciation on foreign currency
           transactions                                                          (934)
                                                                          -----------
         Net increase in net assets resulting from operations                 941,981
CAPITAL SHARE TRANSACTIONS (NOTE 4)                                        17,481,275
                                                                          -----------
INCREASE IN NET ASSETS                                                     18,423,256
NET ASSETS:
         Beginning of period                                                       --
                                                                          -----------
         End of period (including undistributed net investment income
           of $31,319)                                                    $18,423,256
                                                                          -----------
                                                                          -----------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

         EMERGING MARKETS FUND Institutional Portfolio (the 'Fund') which is a separately managed, non-diversified portfolio of Schroder Capital Funds, Inc., an open-end management investment company, commenced operations on March 31, 1995. The Fund invests in securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe, which may subject it to risks not normally associated with investing in securities of United States corporations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

             A. Portfolio securities listed on the recognized stock exchanges are valued at the last reported trade price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last trade prices are not available are valued at mid-market prices. Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, are valued at the most recent reported price. Other securities and assets for which market quotations are not readily available, are valued at fair value as determined in good faith using methods approved by the Board of Directors.

             B. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its 'investment company taxable income,' as defined in the Code, and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

             C. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of discount or premium, is recorded as earned. Identified cost of investments sold is used to determine gains and losses for both financial statement and Federal income tax purposes. Foreign dividend and interest income amounts and realized capital gains and losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

             D. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: assets and liabilities at the rate of exchange at the end of the respective period, purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. It is not practical to isolate that portion of the results of operations arising from changes in the exchange rates from the portion arising from changes in the market prices of securities.

             E. The Fund may enter into forward contracts to purchase or sell foreign currencies to protect against the effect on the U.S. dollar value of the underlying portfolio of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlement or by the Fund entering into offsetting commitments.

             F. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized and unrealized gain or loss. Undistributed net investment income and accumulated undistributed net realized gains or losses may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. PURCHASES AND SALES OF SECURITIES:

         The cost of securities purchased and the proceeds from sales of securities or maturities for the period March 31, 1995 through October 31, 1995 aggregated $24,539,421 and $7,775,516 respectively.

         For Federal income tax purposes, the tax basis of investment securities owned at October 31, 1995 was $16,604,373. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $2,003,304 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $932,176.

3. RELATED PARTIES:

         For the period March 31, 1995 through October 31, 1995, remunerations to related parties were paid or accrued in the following amounts:

                                                                            Earned     Waived       Net
---------------------------------------------------------------------------------------------------------

Schroder Capital Management International, Inc.
  (Investment Adviser)                                                     $107,274    $87,947    $19,327
 Schroder Fund Advisors Inc.
  (Administrator and Distributor)                                            26,818      7,228     19,590
Forum Financial Corp.
  (Fund Accountant and Transfer Agent)                                       43,436         --     43,436
                                                                           --------    -------    -------
                                                                           $177,528    $95,175    $82,353
                                                                           --------    -------    -------
                                                                           --------    -------    -------

         The Fund retains Schroder Capital Management International, Inc. ('SCMI') to act as adviser for the Fund. SCMI manages the investment and reinvestment of the assets included in the Fund's portfolio and continuously reviews, supervises and administers the Fund's investments. It is the responsibility of SCMI to make decisions relating to the Fund's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected at its discretion. For its services as Investment Adviser, SCMI receives a monthly fee equal on an annual basis to 1.00% of the average daily net assets of the Fund. On behalf of the Fund, Schroder Capital Funds, Inc. has entered into an Administrative Services Contract with Schroder Fund Advisors Inc. ('Schroder Advisors'). Pursuant to the agreement, Schroder Advisors provides certain management and administrative services necessary to the Fund's operations. For these services, Schroder Advisors receives a fee payable monthly at an annual rate of 0.25% of the average daily net assets of the Fund.

         The Fund bears all costs of its operations other than those specifically assumed by the Adviser or Administrator and Distributor. Expenses directly attributable to a fund within Schroder Capital Funds, Inc., are charged to that fund. Other expenses are allocated proportionately among the funds in relation to the net assets of each fund.

         Forum Financial Corp. serves as the Fund's transfer agent and dividend disbursing agent and is compensated for those services by the Fund in the amount of $12,000 per year plus certain shareholder account fees. Forum Financial Corp. also performs portfolio accounting for the Fund and is compensated for those services by the Fund in the amount of $36,000 per year, plus certain amounts based upon the number and types of portfolio transactions.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. CAPITAL SHARES:

         At October 31, 1995 the Fund has one class of common stock ($0.01 par value per share) of which 5,000,000 shares are authorized and 1,733,324 are outstanding. Transactions in the Fund's capital shares for the period March 31, 1995 through October 31, 1995 were as follows:

                                                           Number
                                                             of
                                                           Shares           Amount
-------------------------------------------------------------------------------------

Shares sold                                               1,733,324       $17,481,275

5. FINANCIAL HIGHLIGHTS
    For a share outstanding throughout the period

                                                                 March 31, 1995*
                                                                     through
                                                                 October 31, 1995
---------------------------------------------------------------------------------

Net Asset Value, beginning of period                                  $10.00
                                                                     -------
Investment operations:
Net investment income                                                    .02
Net realized and unrealized gain on investments                         0.61
                                                                     -------
Total from investment operations                                        0.63
Net Asset Value, end of period                                        $10.63
                                                                     -------
Total return                                                           6.30%
                                                                     -------
                                                                     -------

Ratio/supplementary data:
Net assets, end of year (thousands)                                   18,423
Ratio of expenses to average net assets                                1.58%(a)(b)
Ratio of net investment income to average net assets                   0.46%(a)
Portfolio turnover rate                                               44.10%

*  Commencement of operations.
(a) Annualized.
(b) During the period, various fees and expenses were waived and reimbursed, respectively. Had such waiver and reimbursement not occurred, the ratio
    of expenses to average net assets would have been:                  2.45%(a)

6. SUBSEQUENT EVENT

         Shareholders of Schroder Capital Funds, Inc. ( the 'Company') have approved the reorganization of the Company from a Maryland corporation into a Delaware business trust under the name Schroder Capital Funds (Delaware). This reorganization will occur on or about January 9, 1996. As a Delaware business trust, the

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
   Trust's operations will be governed by its Trust Instrument and applicable Delaware law rather than by the Articles of Incorporation, By-Laws and Maryland law which presently govern the Company's operations.

         Effective November 1, 1995, the Fund restructured its method of doing business and now seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio of Schroder Capital Funds. Schroder Capital Funds is registered as an open-end, management investment company under the Act. The Adviser and Forum perform substantially similar services for each portfolio of Schroder Capital Funds as they do for the Fund.

                                   *    *    *    *

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

         There was a special meeting of the shareholders of Schroder Capital Funds, Inc. (the 'Company'), including shareholders of the Fund, on October 23, 1995. At the special meeting, shareholders of the Company re-elected the current directors of the Company, approved the reorganization of the Company as a Delaware business trust under the name Schroder Capital Funds (Delaware) and approved the conversion of the Fund to a Core and Gateway'r' structure. Of 1,733,324 shares outstanding of the Fund as of the record date for the special meeting, 1,311,520 were present in person or by proxy.

         The first matter about which the Fund's shareholders voted was the reelection of the Company's directors: Peter E. Guernsey, Ralph E. Hansmann, John I. Howell, Laura E. Luckyn-Malone, Clarence F. Michalis, Hermann C. Schwab and Mark J. Smith. The Fund's shareholders voted with the other shareholders of the Company with respect to this matter. Each of the shares of the Fund present at the special meeting was voted in favor of reelection of the current directors of the Company. There were no shares voted against reelection, and no abstentions or broker non-votes.

         The second matter about which the Fund's shareholders voted was the reorganization of the Company from a Maryland corporation into a Delaware business trust. The Fund's shareholders voted with the other shareholders of the Company with respect to this matter. Each of the shares of the Fund present at the special meeting was voted in favor of reorganization of the Company as a Delaware business trust. There were no shares voted against the reorganization, and no abstentions or broker non-votes.

         The final matter about which the shareholders of the Fund voted was the conversion of the Fund to a Core and Gateway structure pursuant to which the Fund would adopt a new investment policy permitting the Fund to invest all of its assets in a portfolio of Schroder Capital Funds with the same investment objective and policies as the Fund. Each of the shares of the Fund present at the special meeting was voted in favor of conversion of the Fund to a Core and Gateway structure. There were no shares voted against such conversion, and no abstentions or broker non-votes.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SPECIAL 1995 TAX INFORMATION (UNAUDITED)

         The Fund intends to pass through the credit for taxes paid in foreign countries during its fiscal year ended October 31, 1995. In accordance with current tax laws, the foreign income and foreign tax per share (for a share outstanding on October 31, 1995) is as follows:

COUNTRY            DIVIDENDS     FOREIGN TAX
------------------------------------------------
Argentina            0.0020         0.0000
Austria              0.0004         0.0000
Brazil               0.0037         0.0021
Chile                0.0016         0.0032
China                0.0023         0.0000
Columbia             0.0001         0.0000
Greece               0.0018         0.0000
Hong Kong            0.0008         0.0000
Hungary              0.0001         0.0000
India                0.0002         0.0001
Indonesia            0.0028         0.0018

Luxembourg           0.0005         0.0002
Mexico               0.0018         0.0000
Philippines          0.0005         0.0006
Poland               0.0005         0.0003
Portugal             0.0021         0.0016
S. Africa            0.0010         0.0005
Thailand             0.0025         0.0010
Turkey               0.0037         0.0000
Uruguay              0.0005         0.0000
Venezuela            0.0000         0.0000
                   ---------     -----------
Total                0.0289         0.0114
                   ---------     -----------
                   ---------     -----------

         The pass through of foreign tax credit will affect only those shareholders of the fund who are holders on the dividend record date in December 1995. Accordingly, shareholders will receive more detailed information along with their form 1099-DIV in January 1996.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Directors
of the Schroder Emerging Markets Fund Institutional Portfolio:

         We have audited the accompanying statement of assets and liabilities of the Schroder Emerging Markets Institutional Portfolio (a separately managed portfolio of Schroder Capital Funds, Inc.), including the schedule of investments, as of October 31, 1995, and the related statement of operations for the period from March 31, 1995 to October 31, 1995, the statement of changes in net assets, and the financial highlights for the period from March 31, 1995 to October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Schroder Emerging Markets Fund Institutional Portfolio as of October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period from March 31, 1995 to October 31, 1995 in conformity with generally accepted accounting principles.

                                         COOPERS & LYBRAND, L.L.P.

Boston, Massachusetts
December 27, 1995

--------------------------------------------------------------------------------
                                       19

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
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
                      [THIS PAGE INTENTIONALLY LEFT BLANK]

DIRECTORS

Peter E. Guernsey

Ralph E. Hansmann

John I. Howell

Laura E. Luckyn-Malone

Clarence F. Michalis

Hermann C. Schwab

Mark J. Smith

OFFICERS

Hermann C. Schwab
  Chairman of the Board

Laura E. Luckyn-Malone
  President

Robert G. Davy
  Vice President

Richard Foulkes
  Vice President

John Y. Keffer
  Vice President

Jane Lucas
  Vice President

Catherine A. Mazza
  Vice President

Mark J. Smith
  Vice President

Fariba Talebi
  Vice President

John Troiano
  Vice President

Ira L. Unschuld
  Vice President

Robert Jackowitz
  Treasurer

Margaret H. Douglas-Hamilton
  Secretary

Thomas G. Sheehan
  Assistant Treasurer
  Assistant Secretary

David I. Goldstein
  Assistant Treasurer
  Assistant Secretary

Gerardo Machado
  Assistant Secretary

Barbara Gottlieb
  Assistant Secretary

--------------------------------------------------------------------------------

     INVESTMENT ADVISER

     Schroder Capital Management International Inc.
     787 Seventh Avenue
     New York, New York 10019

     ADMINISTRATOR & DISTRIBUTOR

     Schroder Fund Advisors, Inc.
     787 Seventh Avenue
     New York, New York 10019

     CUSTODIAN

     The Chase Manhattan Bank, N.A.
     Global Custody Division
     Woolgate House, Coleman Street
     London EC2P 2HD, United Kingdom

     ACCOUNTING, TRANSFER AND DIVIDEND
     DISBURSING AGENT

     Forum Financial Corp.
     Two Portland Square
     Portland, Maine 04101

     COUNSEL

     Jacobs Persinger & Parker
     77 Water Street
     New York, New York 10005

     INDEPENDENT AUDITORS

     Coopers & Lybrand L.L.P.
     One Post Office Square
     Boston, Massachusetts 02109

     This report is for the information of the shareholders of the Schroder Emerging Markets Fund Institutional
     Portfolio. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.

                             [SCHRODERS LOGO]

            Schroder
            Emerging
            Markets
            Fund Institutional
            Portfolio

            ANNUAL REPORT

            October 31, 1995

            Schroder Capital Funds, Inc.